Exhibit 26(r): Powers of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Security Life Separate Account L1, has duly caused this Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and in the State of Connecticut on the 20thday of November, 2007.

SECURITY LIFE SEPARATE ACCOUNT L1 (Registrant) By: SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor) By: /s/ Donald W. Britton Donald W. Britton President (principal executive officer)

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie, such person’s true and lawful attorney and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person’s name and capacity indicated below any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signature as it may be signed by said attorney to any and all amendments (pre-effective and post-effective amendments).

Signature	Title	Date

/s/ Donald W. Britton	President	Sept. 25, 2007

Donald W. Britton	(principal executive officer)

/s/ Robert W. Crispin	Director	Sept. 25, 2007

Robert W. Crispin

/s/ Thomas J. McInerney	Director and Chairman	Sept. 24, 2007

Thomas J. McInerney

/s/ Kathleen A. Murphy	Director	Sept. 28; 2007

Kathleen A. Murphy

/s/ Catherine H. Smith	Director and Senior Vice President	Sept 27, 2007

Catherine H. Smith

/s/ David A. Wheat	Director, Executive Vice President and Chief Financial Officer	Sept. 25, 2007

David A. Wheat	(principal financial officer)

/s/ Steven T. Pierson	Senior Vice President and Chief Accounting Officer	Sept. 25, 2007

Steven T. Pierson	(principal accounting officer)